CSFB

CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-7

DERIVED INFORMATION  8/23/2005

[$974,000,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$989,000,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-7

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 9/01/05 cutoff date.  Approximately 25.0% of the mortgage loans do not provide for any payments of principal in the first two, three, five, or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	6,098
Total Outstanding Loan Balance	$996,711,780*	Min	Max
Average Loan Current Balance	$163,449	$9,986	$1,495,052
Weighted Average Original LTV	81.2%**
Weighted Average Coupon	7.27%	4.63%	12.88%
Arm Weighted Average Coupon	7.14%
Fixed Weighted Average Coupon	8.25%
Weighted Average Margin	6.22%	2.25%	10.90%
Weighted Average FICO (Non-Zero)	626
Weighted Average Age (Months)	2
% First Liens	96.5%
% Second Liens	3.5%
% Arms	88.4%
% Fixed	11.6%
% of Loans with Mortgage Insurance	0.0%

*

Total collateral will be approximately [$1,000,000,100]

**

Note, for second liens, CLTV is employed in this calculation.

1. FICO

FICO	# Loans	Scheduled Balance	% Scheduled Balance	WA Scheduled Balance	WAC	WA FICO	WA OLTV*	WA DTI	% Non-Primary Occupancy	% Non SForPUD	% CashOut	% With MI Coverage	% NINA	% IO
Unavailable	2	169,689	0.0	84,844	8.14	0	57.5	32.8	0.0	0.0	38.3	0.0	0.0	0.0
1 - 500	15	1,128,260	0.1	75,217	9.75	480	81.1	43.3	0.0	0.0	84.4	0.0	0.0	0.0
501 - 520	108	17,737,612	1.8	164,237	8.48	511	72.3	41.5	1.1	10.4	92.1	0.0	0.2	2.3
521 - 540	260	43,268,543	4.3	166,417	8.36	531	75.1	43.1	0.7	6.6	76.7	0.1	0.4	1.8
541 - 560	351	58,456,629	5.9	166,543	7.97	550	77.5	41.6	2.2	6.8	70.0	0.6	0.1	3.7
561 - 580	495	76,221,838	7.6	153,984	7.76	571	80.4	41.0	2.7	8.9	63.5	0.0	0.1	3.4
581 - 600	872	129,987,391	13.0	149,068	7.38	590	80.9	40.9	2.3	6.3	51.4	0.0	0.5	13.7
601 - 620	947	143,352,362	14.4	151,375	7.31	610	82.0	42.0	2.6	9.6	44.4	0.0	0.3	20.2
621 - 640	910	135,239,346	13.6	148,615	7.16	630	82.3	41.9	4.4	9.6	40.0	0.0	0.9	23.9
641 - 660	818	137,757,086	13.8	168,407	7.02	650	82.8	42.0	5.4	10.4	38.6	0.0	0.5	35.4
661 - 680	553	101,146,733	10.1	182,905	6.90	669	82.4	42.0	6.7	13.8	31.1	0.0	0.8	43.2
681 - 700	320	61,404,646	6.2	191,890	6.85	690	82.5	41.1	11.5	16.8	20.9	0.0	0.1	45.4
701 - 750	343	70,294,587	7.1	204,940	6.71	721	81.8	41.1	11.2	16.9	20.1	0.0	0.9	50.4
751 >=	104	20,547,060	2.1	197,568	6.55	770	81.5	39.2	10.8	7.1	13.1	0.0	1.2	43.6
Total:	6,098	996,711,780	100.0	163,449	7.27	626	81.2	41.6	4.8	10.3	44.0	0.0	0.5	25.0

Wgt Avg: 626

Median: 620

Std Dev: 54

2. OLTV*

			%	WA					%			%
	#	Scheduled	Scheduled	Scheduled		WA	WA	WA	Non-Primary	%	%	With MI	%	%
OLTV*	Loans	Balance	Balance	Balance	WAC	FICO	OLTV*	DTI	Occupancy	Non SForPUD	CashOut	Coverage	NINA	IO
0.1 - 50.0	95	13,735,518	1.4	144,584	7.47	587	43.1	38.7	4.4	9.9	87.7	0.0	2.2	7.2
50.1 - 55.0	57	9,228,941	0.9	161,911	7.46	580	53.1	39.5	12.2	12.6	86.7	0.0	1.6	5.3
55.1 - 60.0	81	13,232,092	1.3	163,359	7.52	578	57.8	40.8	4.6	21.4	87.7	0.0	3.3	2.7
60.1 - 65.0	117	22,102,061	2.2	188,907	7.36	593	63.4	39.5	9.4	7.9	91.5	0.0	3.0	12.7
65.1 - 70.0	191	33,729,235	3.4	176,593	7.32	595	68.6	39.0	7.6	12.7	79.1	0.0	1.5	13.1
70.1 - 75.0	300	54,001,108	5.4	180,004	7.40	593	74.0	40.9	4.4	13.1	73.0	0.0	0.6	12.5
75.1 - 80.0	2,786	507,461,914	50.9	182,147	6.90	639	79.8	42.0	2.7	10.2	25.4	0.0	0.3	34.8
80.1 - 85.0	504	96,838,877	9.7	192,141	7.39	605	84.5	42.0	5.3	7.1	69.8	0.4	0.9	17.9
85.1 - 90.0	898	170,762,388	17.1	190,159	7.44	621	89.6	41.2	9.5	9.5	56.2	0.0	0.3	19.1
90.1 - 95.0	181	28,716,852	2.9	158,657	7.83	641	94.5	41.4	11.4	8.8	59.7	0.0	0.0	21.3
95.1 - 100.0	888	46,902,795	4.7	52,818	9.76	644	100.0	42.1	0.2	13.5	22.8	0.0	0.0	2.2
Total:	6,098	996,711,780	100.0	163,449	7.27	626	81.2	41.6	4.8	10.3	44.0	0.0	0.5	25.0

Wgt Avg: 81.2

Median: 80.0

Std Dev: 11.0

3. DTI

			%	WA					%			%
	#	Scheduled	Scheduled	Scheduled		WA	WA	WA	Non-Primary	%	%	With MI	%	%
DTI	Loans	Balance	Balance	Balance	WAC	FICO	OLTV*	DTI	Occupancy	Non SForPUD	CashOut	Coverage	NINA	IO
<= 20.0	238	41,981,201	4.2	176,392	7.54	615	77.2	15.1	13.5	13.5	64.7	0.1	10.0	15.8
20.1 - 25.0	228	27,940,034	2.8	122,544	7.34	624	78.4	22.9	11.5	8.4	48.3	0.0	0.4	15.4
25.1 - 30.0	384	51,102,999	5.1	133,081	7.41	622	81.4	27.7	7.6	6.4	51.7	0.0	0.0	19.6
30.1 - 35.0	677	98,179,699	9.9	145,022	7.27	623	80.8	32.6	4.2	10.4	43.2	0.0	0.2	20.8
35.1 - 40.0	950	144,880,853	14.5	152,506	7.19	630	80.3	37.8	4.1	11.2	46.1	0.0	0.3	27.3
40.1 - 45.0	1,345	226,719,525	22.7	168,565	7.28	630	81.5	42.7	4.3	8.9	39.1	0.0	0.1	27.7
45.1 - 50.0	1,874	325,285,796	32.6	173,578	7.24	629	82.0	47.8	3.2	10.6	41.0	0.1	0.0	30.4
50.1 - 55.0	389	78,555,275	7.9	201,942	7.27	610	81.9	52.5	6.1	12.2	49.5	0.0	0.2	8.4
55.1 - 60.0	10	1,778,602	0.2	177,860	7.14	609	82.2	56.8	0.0	19.0	68.4	0.0	0.0	19.7
60.1 >=	3	287,796	0.0	95,932	9.39	543	75.1	65.9	18.1	0.0	100.0	0.0	0.0	0.0
Total:	6,098	996,711,780	100.0	163,449	7.27	626	81.2	41.6	4.8	10.3	44.0	0.0	0.5	25.0

Wgt Avg: 41.6

Median: 42.3

Std Dev: 10.0

4. Purpose

Purpose	# Loans	Scheduled Balance	% Scheduled Balance	WA Scheduled Balance	WAC	WA FICO	WA OLTV*	WA DTI	% Non-Primary Occupancy	% Non SForPUD	% CashOut	% With MI Coverage	% NINA	% IO
Purchase	3,273	490,128,638	49.2	149,749	7.22	645	82.7	41.8	5.2	11.8	0.0	0.0	0.0	32.8
Refi Rate Term	430	68,004,188	6.8	158,149	7.06	619	80.3	41.7	2.0	5.4	0.0	0.0	0.1	15.1
CO & OLTV<=70	455	78,569,245	7.9	172,680	7.43	585	60.2	39.4	7.0	12.5	100.0	0.0	2.6	10.4
CO & OLTV 70-75	206	39,417,775	4.0	191,348	7.42	591	74.0	40.8	3.2	13.6	100.0	0.0	0.7	12.9
CO & OLTV 75-80	671	129,099,267	13.0	192,398	7.14	607	79.6	41.5	4.1	9.5	100.0	0.0	1.1	23.8
CO & OLTV 80-85	338	67,626,701	6.8	200,079	7.34	606	84.5	42.7	3.4	5.8	100.0	0.5	1.3	18.8
CO & OLTV 85-90	472	96,048,558	9.6	203,493	7.33	618	89.6	41.7	5.9	6.9	100.0	0.0	0.5	19.0
CO & OLTV>90	253	27,817,407	2.8	109,950	8.38	630	96.5	41.6	2.8	8.6	100.0	0.0	0.0	12.7
Total:	6,098	996,711,780	100.0	163,449	7.27	626	81.2	41.6	4.8	10.3	44.0	0.0	0.5	25.0

5. Occupancy

			%	WA					%			%
	#	Scheduled	Scheduled	Scheduled		WA	WA	WA	Non-Primary	%	%	With MI	%	%
Occupancy	Loans	Balance	Balance	Balance	WAC	FICO	OLTV*	DTI	Occupancy	Non SForPUD	CashOut	Coverage	NINA	IO
Owner Occ	5,814	948,861,227	95.2	163,203	7.26	624	81.2	41.8	0.0	9.4	44.0	0.0	0.5	25.1
Investment	258	41,687,737	4.2	161,580	7.64	659	81.8	38.1	100.0	30.1	45.7	0.0	1.8	26.9
2nd/Vacation	26	6,162,817	0.6	237,031	6.95	665	81.7	40.1	100.0	2.5	28.6	0.0	0.0	8.6
Total:	6,098	996,711,780	100.0	163,449	7.27	626	81.2	41.6	4.8	10.3	44.0	0.0	0.5	25.0

6. Documentation Type

Documentation Type		# Loans	Scheduled Balance	% Scheduled Balance	WA Scheduled Balance	WAC	WA FICO	WA OLTV*	WA DTI	% Non-Primary Occupancy	% Non SForPUD	% CashOut	% With MI Coverage	% NINA	% IO
No Income/ No Asset		31	5,236,851	0.5	168,931	7.83	644	73.3	35.8	14.5	10.2	97.4	0.7	100.0	10.4
Full	Doc	3,479	503,338,702	50.5	144,679	7.22	612	82.1	41.3	5.6	8.5	49.3	0.0	0.0	20.4
Reduced Doc		1,181	215,561,328	21.6	182,524	7.26	645	80.8	42.0	5.6	11.6	14.4	0.0	0.0	33.9
Stated & OLTV<=70		188	34,237,034	3.4	182,112	7.62	593	60.1	40.4	5.4	14.4	87.3	0.0	0.0	12.0
Stated & OLTV 70-80		751	158,215,711	15.9	210,673	7.11	645	79.1	42.1	2.7	12.7	41.7	0.0	0.0	33.9
Stated & OLTV 80-85		104	25,033,837	2.5	240,710	7.30	622	84.4	42.0	0.8	3.1	85.4	1.4	0.0	20.1
Stated & OLTV 85-90		142	36,960,432	3.7	260,285	7.22	635	89.7	42.5	0.8	12.7	85.2	0.0	0.0	22.5
Other		222	18,127,884	1.8	81,657	9.44	662	98.5	41.5	0.0	17.6	32.2	0.0	0.0	12.2
Total:		6,098	996,711,780	100.0	163,449	7.27	626	81.2	41.6	4.8	10.3	44.0	0.0	0.5	25.0

7. Property Type

Property Type	# Loans	Scheduled Balance	% Scheduled Balance	WA Scheduled Balance	WAC	WA FICO	WA OLTV*	WA DTI	% Non-Primary Occupancy	% Non SForPUD	% CashOut	% With MI Coverage	% NINA	% IO
Single Family Residence	5,197	826,255,127	82.9	158,987	7.28	624	81.3	41.6	4.1	0.0	45.4	0.0	0.5	24.2
PUD	342	68,277,387	6.9	199,641	7.02	630	80.3	41.1	1.9	0.0	33.6	0.0	1.1	35.8
Condo	302	43,775,763	4.4	144,953	7.32	635	80.3	40.6	9.6	100.0	33.2	0.0	1.2	30.7
Other	257	58,403,504	5.9	227,251	7.35	642	81.0	42.9	14.5	100.0	44.4	0.0	0.0	19.4
Total:	6,098	996,711,780	100.0	163,449	7.27	626	81.2	41.6	4.8	10.3	44.0	0.0	0.5	25.0

8. Scheduled Balance

			%	WA					%			%
	#	Scheduled	Scheduled	Scheduled		WA	WA	WA	Non-Primary	%	%	With MI	%	%
Scheduled Balance	Loans	Balance	Balance	Balance	WAC	FICO	OLTV*	DTI	Occupancy	Non SForPUD	CashOut	Coverage	NINA	IO
1. - 50,000.	712	21,816,406	2.2	30,641	10.16	631	95.3	39.9	2.7	8.7	29.5	0.2	0.6	0.2
50,001. - 75,000.	667	42,568,126	4.3	63,820	8.50	610	82.9	38.1	7.7	8.9	35.6	0.0	0.1	1.6
75,001. - 100,000.	685	60,356,407	6.1	88,112	7.81	614	81.4	39.4	4.5	7.1	34.4	0.0	0.3	7.1
100,001. -125,000.	779	87,398,031	8.8	112,193	7.56	617	81.5	40.3	4.5	8.6	34.3	0.0	0.6	12.9
125,001. -150,000.	629	86,349,270	8.7	137,280	7.36	616	80.5	40.7	4.9	7.4	39.3	0.0	0.7	13.7
150,001. -200,000.	980	170,871,100	17.1	174,358	7.16	622	79.7	41.2	4.4	8.9	45.6	0.0	0.8	21.6
200,001. -250,000.	544	122,026,939	12.2	224,314	7.06	625	80.2	41.7	4.2	9.5	46.4	0.0	0.9	25.1
250,001. -300,000.	389	106,666,308	10.7	274,206	7.02	626	80.9	42.3	4.7	7.5	48.3	0.0	0.5	31.0
300,001. -350,000.	234	75,765,430	7.6	323,784	6.92	631	81.8	42.3	4.8	13.8	46.8	0.0	0.0	34.2
350,001. -400,000.	171	64,099,062	6.4	374,848	6.86	638	81.6	42.8	2.3	12.8	46.6	0.6	0.6	44.2
400,001. -450,000.	104	44,466,815	4.5	427,566	6.83	644	81.8	43.1	6.8	21.2	52.7	0.0	1.0	42.4
450,001. -500,000.	90	42,957,557	4.3	477,306	6.86	644	82.2	42.9	7.9	16.5	43.6	0.0	0.0	46.7
500,001. -600,000.	63	34,218,882	3.4	543,157	7.00	642	83.1	45.1	3.1	13.1	44.5	0.0	0.0	44.7
600,001. -700,000.	33	21,563,634	2.2	653,443	6.93	640	82.2	45.6	5.7	18.0	54.5	0.0	0.0	43.0
700,001. >=	18	15,587,814	1.6	865,990	7.15	623	70.5	44.7	11.2	0.0	76.2	0.0	0.0	20.5
Total:	6,098	996,711,780	100.0	163,449	7.27	626	81.2	41.6	4.8	10.3	44.0	0.0	0.5	25.0

Min: 9986

Max: 1495052

9. State

			%	WA					%			%
	#	Scheduled	Scheduled	Scheduled		WA	WA	WA	Non-Primary	%	%	With MI	%	%
State	Loans	Balance	Balance	Balance	WAC	FICO	OLTV*	DTI	Occupancy	Non SForPUD	CashOut	Coverage	NINA	IO
Arizona	298	47,814,769	4.8	160,452	7.19	627	81.6	41.0	4.6	3.5	40.3	0.0	0.0	29.6
California	845	221,221,813	22.2	261,801	6.89	636	79.9	42.4	6.1	10.7	47.5	0.2	1.4	46.9
Colorado	116	17,152,194	1.7	147,864	6.88	643	81.4	39.6	6.4	8.5	28.9	0.0	1.2	37.2
Florida	677	113,368,783	11.4	167,458	7.34	622	80.0	41.6	5.0	9.5	45.8	0.0	0.2	17.8
Georgia	229	30,515,858	3.1	133,257	7.53	630	82.4	40.8	4.6	3.5	33.4	0.0	0.0	31.1
Idaho	28	3,729,031	0.4	133,180	7.26	656	81.7	35.5	23.4	0.0	16.4	0.0	3.5	21.2
Kentucky	51	4,500,474	0.5	88,245	7.42	610	83.1	39.8	0.0	0.0	25.1	0.0	0.0	3.7
Michigan	332	40,382,996	4.1	121,636	7.45	617	82.0	40.4	3.1	5.6	45.9	0.0	0.0	13.6
Nevada	183	37,932,953	3.8	207,284	7.23	631	79.4	41.3	9.4	2.5	42.6	0.0	1.1	44.8
North Carolina	152	15,848,811	1.6	104,268	7.81	606	82.3	41.4	3.8	3.3	39.7	0.0	0.0	10.4
Ohio	174	18,221,651	1.8	104,722	7.20	612	82.4	40.9	4.8	6.1	36.5	0.0	0.0	7.3
Oregon	142	21,771,692	2.2	153,322	7.04	652	83.1	40.2	6.8	7.0	32.1	0.0	2.0	34.0
Tennessee	180	17,098,577	1.7	94,992	7.66	604	82.5	40.3	1.4	2.7	29.5	0.0	0.0	7.3
Utah	36	4,858,909	0.5	134,970	7.23	627	84.7	41.8	3.1	9.9	49.8	0.0	0.0	37.6
Washington	158	27,347,255	2.7	173,084	7.01	643	82.9	41.3	4.7	4.1	41.4	0.0	1.2	29.7
Other	2,497	374,946,015	37.6	150,159	7.47	620	81.8	41.8	3.6	14.7	45.8	0.0	0.1	13.5
Total:	6,098	996,711,780	100.0	163,449	7.27	626	81.2	41.6	4.8	10.3	44.0	0.0	0.5	25.0

10. CA

			%	WA					%			%
	#	Scheduled	Scheduled	Scheduled		WA	WA	WA	Non-Primary	%	%	With MI	%	%
CA	Loans	Balance	Balance	Balance	WAC	FICO	OLTV*	DTI	Occupancy	Non SForPUD	CashOut	Coverage	NINA	IO
CA-N	350	93,315,354	42.2	266,615	6.86	637	80.5	43.2	5.8	5.9	49.1	0.0	1.4	48.9
CA-S	495	127,906,460	57.8	258,397	6.91	634	79.4	41.9	6.3	14.1	46.4	0.3	1.4	45.4
Total:	845	221,221,813	100.0	261,801	6.89	636	79.9	42.4	6.1	10.7	47.5	0.2	1.4	46.9

11. Product

			%	WA					%			%
	#	Scheduled	Scheduled	Scheduled		WA	WA	WA	Non-Primary	%	%	With MI	%	%
Product	Loans	Balance	Balance	Balance	WAC	FICO	OLTV*	DTI	Occupancy	Non SForPUD	CashOut	Coverage	NINA	IO
2 Year ARM NonIO	3,513	593,780,875	59.6	169,024	7.33	611	80.7	41.6	5.1	10.5	47.4	0.1	0.7	0.0
2 Year ARM IO	895	225,822,137	22.7	252,315	6.74	658	81.2	42.1	4.9	10.1	30.7	0.0	0.2	100.0
Fixed NonIO & IO	1,373	115,696,264	11.6	84,265	8.25	632	84.1	41.2	3.8	11.0	51.4	0.0	0.4	2.3
3 Year ARM NonIO	208	33,901,248	3.4	162,987	6.98	620	80.0	39.3	4.8	5.4	52.4	0.0	0.5	0.0
3 Year ARM IO	73	17,860,052	1.8	244,658	6.63	657	80.6	41.4	3.0	9.3	35.3	0.0	0.0	100.0
5 Year ARM NonIO & IO	31	7,618,214	0.8	245,749	6.31	686	79.5	42.4	1.6	4.5	34.1	0.0	0.0	42.1
Other	5	2,032,991	0.2	406,598	6.63	574	74.9	33.7	0.0	22.3	77.7	0.0	0.0	0.0
Total:	6,098	996,711,780	100.0	163,449	7.27	626	81.2	41.6	4.8	10.3	44.0	0.0	0.5	25.0

12. Months to Reset

			%	WA					%			%
	#	Scheduled	Scheduled	Scheduled		WA	WA	WA	Non-Primary	%	%	With MI	%	%
Months to Reset	Loans	Balance	Balance	Balance	WAC	FICO	OLTV*	DTI	Occupancy	Non SForPUD	CashOut	Coverage	NINA	IO
13-24m	4,408	819,603,011	93.0	185,935	7.17	624	80.9	41.7	5.0	10.4	42.8	0.0	0.6	27.6
25-36m	281	51,761,299	5.9	184,204	6.86	632	80.2	40.0	4.2	6.7	46.5	0.0	0.3	34.5
>49m	31	7,618,214	0.9	245,749	6.31	686	79.5	42.4	1.6	4.5	34.1	0.0	0.0	42.1
Other	5	2,032,991	0.2	406,598	6.63	574	74.9	33.7	0.0	22.3	77.7	0.0	0.0	0.0
Total:	4,725	881,015,516	100.0	186,458	7.14	625	80.8	41.6	4.9	10.1	43.0	0.0	0.5	28.0

13. Lien

			%	WA					%			%
	#	Scheduled	Scheduled	Scheduled		WA	WA	WA	Non-Primary	%	%	With MI	%	%
Lien	Loans	Balance	Balance	Balance	WAC	FICO	OLTV*	DTI	Occupancy	Non SForPUD	CashOut	Coverage	NINA	IO
1stLien	5,265	961,830,564	96.5	182,684	7.16	625	80.5	41.6	4.9	10.1	45.0	0.0	0.5	25.9
2ndLien & OLTV<=85	6	392,588	0.0	65,431	10.77	568	66.3	42.5	0.0	17.3	100.0	0.0	0.0	0.0
2ndLien & OLTV 85-90	6	251,076	0.0	41,846	11.67	579	89.9	43.5	0.0	53.4	39.8	0.0	0.0	0.0
2ndLien & OLTV 90-95	40	1,404,588	0.1	35,115	10.23	669	94.7	41.1	16.6	10.3	31.5	0.0	0.0	0.0
2ndLien & OLTV>95	781	32,832,964	3.3	42,040	10.35	647	100.0	41.9	0.3	15.1	15.8	0.0	0.0	0.0
Total:	6,098	996,711,780	100.0	163,449	7.27	626	81.2	41.6	4.8	10.3	44.0	0.0	0.5	25.0

14. Prepay Penalty

Prepay Penalty	# Loans	Scheduled Balance	% Scheduled Balance	WA Scheduled Balance	WAC	WA FICO	WA OLTV*	WA DTI	% Non-Primary Occupancy	% Non SForPUD	% CashOut	% With MI Coverage	% NINA	% IO
None	1,330	185,620,679	18.6	139,564	7.70	627	82.1	41.9	6.7	18.0	41.6	0.0	0.3	20.6
6 Months	13	1,275,952	0.1	98,150	7.73	623	78.7	38.0	0.0	0.0	35.8	0.0	0.0	0.0
1 Year	251	57,866,174	5.8	230,543	7.39	627	80.3	42.9	7.1	21.3	50.1	0.0	0.5	26.2
2 Year	3,562	605,826,216	60.8	170,080	7.16	626	81.3	41.6	4.5	7.6	41.1	0.0	0.6	27.7
3 Year	916	142,673,669	14.3	155,757	7.12	626	79.8	40.8	3.0	7.0	56.0	0.3	0.3	19.6
5 Year	23	2,759,261	0.3	119,968	7.44	578	74.6	35.3	0.0	6.1	78.9	0.0	7.6	10.5
Other	3	689,829	0.1	229,943	7.94	632	84.0	40.2	0.0	0.0	100.0	0.0	0.0	0.0
Total:	6,098	996,711,780	100.0	163,449	7.27	626	81.2	41.6	4.8	10.3	44.0	0.0	0.5	25.0

15. Index

			%	WA					%			%
	#	Scheduled	Scheduled	Scheduled		WA	WA	WA	Non-Primary	%	%	With MI	%	%
Index	Loans	Balance	Balance	Balance	WAC	FICO	OLTV*	DTI	Occupancy	Non SForPUD	CashOut	Coverage	NINA	IO
Libor - 6 Month	4,724	880,895,816	88.4	186,472	7.14	625	80.8	41.6	4.9	10.2	43.0	0.0	0.5	28.0
Fixed Rate	1,373	115,696,264	11.6	84,265	8.25	632	84.1	41.2	3.8	11.0	51.4	0.0	0.4	2.3
Other	1	119,700	0.0	119,700	7.90	719	90.0	26.5	100.0	0.0	100.0	0.0	0.0	100.0
Total:	6,098	996,711,780	100.0	163,449	7.27	626	81.2	41.6	4.8	10.3	44.0	0.0	0.5	25.0

16. Mortgage Insurance

			%	WA					%			%
	#	Scheduled	Scheduled	Scheduled		WA	WA	WA	Non-Primary	%	%	With MI	%	%
Mortgage Insurance	Loans	Balance	Balance	Balance	WAC	FICO	OLTV*	DTI	Occupancy	Non SForPUD	CashOut	Coverage	NINA	IO
MI & OLTV>=80	2	398,775	0.0	199,388	7.87	539	85.3	45.1	0.0	0.0	90.8	100.0	9.2	0.0
NoMI & OLTV>=80	4,793	771,169,055	77.4	160,895	7.29	633	84.4	41.9	4.7	9.9	37.7	0.0	0.3	28.1
NoMI & OLTV<80	1,303	225,143,950	22.6	172,789	7.21	603	70.1	40.5	5.3	11.6	65.5	0.0	1.4	14.6
Total:	6,098	996,711,780	100.0	163,449	7.27	626	81.2	41.6	4.8	10.3	44.0	0.0	0.5	25.0